                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 11, 2002

I.    RECONCILIATION OF COLLECTION ACCOUNT:

        End of Period Collection Account Balance as of Prior Payment Date:                                               902,705.47
        Available Funds:
               Contract Payments due and received in this period                                                       7,670,793.95
               Contract Payments due in prior period(s) and received in this period                                      611,999.25
               Contract Payments received in this period for next period                                                 103,759.60
               Sales, Use and Property Tax, Maintenance, Late Charges                                                    178,140.30
               Prepayment Amounts related to early termination in this period                                          4,021,794.24
               Servicer Advance                                                                                          542,980.72
               Proceeds received from recoveries on previously Defaulted Contracts                                             0.00
               Transfer from Reserve Account                                                                               9,185.77
               Interest earned on Collection Account                                                                       8,245.36
               Interest earned on Affiliated Account                                                                       1,067.55
               Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                     0.00
               Amounts paid per Contribution and Servicing Agreement Section 7.01
                 (Substituted contract < Predecessor contract)                                                                 0.00
               Amounts paid under insurance policies                                                                           0.00
               Any other amounts                                                                                               0.00

                                                                                                                    ----------------
        Total Available Funds                                                                                         14,050,672.21
        Less: Amounts to be Retained in Collection Account                                                               717,612.70
                                                                                                                    ----------------
        AMOUNT TO BE DISTRIBUTED                                                                                      13,333,059.51
                                                                                                                    ================

        DISTRIBUTION OF FUNDS:
               1.   To Trustee -  Fees                                                                                         0.00
               2.   To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                           611,999.25
               3.   To Noteholders (For Servicer Report immediately following the Final Additional
                      Closing Date)

                        a) Class A1 Principal and Interest                                                             9,366,496.60
                        a) Class A2 Principal (distributed after A1 Note matures) and Interest                           133,428.75
                        a) Class A3 Principal (distributed after A2 Note matures) and Interest                           357,765.00
                        a) Class A4 Principal (distributed after A3 Note matures) and Interest                           517,178.81
                        b) Class B Principal and Interest                                                                179,548.24
                        c) Class C Principal and Interest                                                                361,897.34
                        d) Class D Principal and Interest                                                                243,514.77
                        e) Class E Principal and Interest                                                                329,442.03

               4.   To Reserve Account for Requirement per Indenture Agreement Section 3.08                                    0.00
               5.   To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                        a) Residual Interest (Provided no Restricting or Amortization Event in effect)                   462,222.47
                        b) Residual Principal (Provided no Restricting or Amortization Event in effect)                  316,668.02
                        c) Reserve Account Distribution (Provided no Restricting or Amortization
                           Event in effect)                                                                                9,185.77
               6.   To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts           187,453.21
               7.   To Servicer, Servicing Fee and other Servicing Compensations                                         256,259.25
                                                                                                                    ----------------
        TOTAL FUNDS DISTRIBUTED                                                                                       13,333,059.51
                                                                                                                    ================

                                                                                                                    ----------------
        End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds
          (if any)}                                                                                                      717,612.70
                                                                                                                    ================

II.    RESERVE ACCOUNT

Beginning Balance                                                                                                     $6,443,748.69
         - Add Investment Earnings                                                                                         9,185.77
         - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                      0.00
         - Less Distribution to Certificate Account                                                                        9,185.77
                                                                                                                    ----------------
End of period balance                                                                                                 $6,443,748.69
                                                                                                                    ================
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
  (ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                          $6,443,748.69
                                                                                                                    ================

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 11, 2002

III.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                  Pool A                                                                          274,372,538.25
                  Pool B                                                                           86,443,101.24
                                                                                             --------------------
                                                                                                                     360,815,639.49
Class A Overdue Interest, if any                                                                            0.00
Class A Monthly Interest - Pool A                                                                     825,585.30
Class A Monthly Interest - Pool B                                                                     260,106.77

Class A Overdue Principal, if any                                                                           0.00
Class A Monthly Principal - Pool A                                                                  3,882,905.60
Class A Monthly Principal - Pool B                                                                  5,406,271.49
                                                                                             --------------------
                                                                                                                       9,289,177.09
Ending Principal Balance of the Class A Notes
                  Pool A                                                                          270,489,632.65
                  Pool B                                                                           81,036,829.75
                                                                                             --------------------   ----------------
                                                                                                                     351,526,462.40
                                                                                                                    ================

--------------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000             Ending Principal
Original Face $378,036,000     Original Face $378,036,000            Balance Factor
$        2.871928              $          24.572202                        92.987563%
--------------------------------------------------------------------------------------

IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                  Class A1                                                                         44,779,639.49
                  Class A2                                                                         59,500,000.00
                  Class A3                                                                        122,000,000.00
                  Class A4                                                                        134,536,000.00

                                                                                             --------------------

Class A Monthly Interest                                                                                             360,815,639.49
                  Class A1 (Actual Number Days/360)                                                    77,319.51
                  Class A2                                                                            133,428.75
                  Class A3                                                                            357,765.00
                  Class A4                                                                            517,178.81

                                                                                             --------------------

Class A Monthly Principal
                  Class A1                                                                          9,289,177.09
                  Class A2                                                                                  0.00
                  Class A3                                                                                  0.00
                  Class A4                                                                                  0.00

                                                                                             --------------------
                                                                                                                       9,289,177.09
Ending Principal Balance of the Class A Notes
                  Class A1                                                                         35,490,462.40
                  Class A2                                                                         59,500,000.00
                  Class A3                                                                        122,000,000.00
                  Class A4                                                                        134,536,000.00

                                                                                             --------------------   ----------------
                                                                                                                     351,526,462.40
                                                                                                                    ================

Class A1
--------------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000             Ending Principal
Original Face $62,000,000      Original Face $62,000,000             Balance Factor
$        1.247089              $               149.825437                  57.242681%
--------------------------------------------------------------------------------------

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 11, 2002

V.   CLASS B NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class B Notes
                             Pool A                                                                 4,674,049.95
                             Pool B                                                                 1,472,594.07
                                                                                             --------------------
                                                                                                                       6,146,644.02

        Class B Overdue Interest, if any                                                                    0.00
        Class B Monthly Interest - Pool A                                                              16,199.48
        Class B Monthly Interest - Pool B                                                               5,103.77
        Class B Overdue Principal, if any                                                                   0.00
        Class B Monthly Principal - Pool A                                                             66,146.91
        Class B Monthly Principal - Pool B                                                             92,098.08
                                                                                             --------------------
                                                                                                                         158,244.99
        Ending Principal Balance of the Class B Notes
                             Pool A                                                                 4,607,903.04
                             Pool B                                                                 1,380,495.99
                                                                                             --------------------   ----------------
                                                                                                                       5,988,399.03
                                                                                                                    ================

-----------------------------------------------------------------------------
Interest Paid Per $1,000   Principal Paid Per $1,000        Ending Principal
Original Face $6,440,000   Original Face $6,440,000         Balance Factor
$           3.307958       $              24.572203               92.987563%
-----------------------------------------------------------------------------

VI.   CLASS C NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class C Notes
                             Pool A                                                                 9,355,357.74
                             Pool B                                                                 2,947,474.78
                                                                                             --------------------
                                                                                                                      12,302,832.52

        Class C Overdue Interest, if any                                                                    0.00
        Class C Monthly Interest - Pool A                                                              34,341.96
        Class C Monthly Interest - Pool B                                                              10,819.69
        Class C Overdue Principal, if any                                                                   0.00
        Class C Monthly Principal - Pool A                                                            132,396.53
        Class C Monthly Principal - Pool B                                                            184,339.16
                                                                                             --------------------
                                                                                                                         316,735.69
        Ending Principal Balance of the Class C Notes
                             Pool A                                                                 9,222,961.21
                             Pool B                                                                 2,763,135.62
                                                                                             --------------------   ----------------
                                                                                                                      11,986,096.83
                                                                                                                    ================

-----------------------------------------------------------------------------
Interest Paid Per $1,000    Principal Paid Per $1,000        Ending Principal
Original Face $12,890,000   Original Face $12,890,000        Balance Factor
$           3.503619        $              24.572202               92.987563%
-----------------------------------------------------------------------------

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 11, 2002

VII.   CLASS D NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class D Notes
                             Pool A                                                                 6,234,485.88
                             Pool B                                                                 1,964,220.98
                                                                                             --------------------
                                                                                                                       8,198,706.86

        Class D Overdue Interest, if any                                                                    0.00
        Class D Monthly Interest - Pool A                                                              24,667.78
        Class D Monthly Interest - Pool B                                                               7,771.77
        Class D Overdue Principal, if any                                                                   0.00
        Class D Monthly Principal - Pool A                                                             88,230.11
        Class D Monthly Principal - Pool B                                                            122,845.11
                                                                                             --------------------
                                                                                                                         211,075.22
        Ending Principal Balance of the Class D Notes
                             Pool A                                                                 6,146,255.77
                             Pool B                                                                 1,841,375.87
                                                                                             --------------------   ----------------
                                                                                                                       7,987,631.64
                                                                                                                    ================

-----------------------------------------------------------------------------
Interest Paid Per $1,000   Principal Paid Per $1,000        Ending Principal
Original Face $8,590,000   Original Face $8,590,000         Balance Factor
$           3.776432       $              24.572203               92.987563%
-----------------------------------------------------------------------------

VIII.   CLASS E NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class E Notes
                             Pool A                                                                 7,794,921.81
                             Pool B                                                                 2,455,847.87
                                                                                             --------------------
                                                                                                                      10,250,769.68

        Class E Overdue Interest, if any                                                                    0.00
        Class E Monthly Interest - Pool A                                                              49,835.53
        Class E Monthly Interest - Pool B                                                              15,701.05
        Class E Overdue Principal, if any                                                                   0.00
        Class E Monthly Principal - Pool A                                                            110,313.32
        Class E Monthly Principal - Pool B                                                            153,592.13
                                                                                             --------------------
                                                                                                                         263,905.45
        Ending Principal Balance of the Class E Notes
                             Pool A                                                                 7,684,608.49
                             Pool B                                                                 2,302,255.74
                                                                                             --------------------   ----------------
                                                                                                                       9,986,864.23
                                                                                                                    ================

-----------------------------------------------------------------------------
Interest Paid Per $1,000   Principal Paid Per $1,000        Ending Principal
Original Face $10,740,000  Original Face $10,740,000        Balance Factor
$           6.102102       $              24.572202               92.987563%
-----------------------------------------------------------------------------

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 11, 2002

IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

        Beginning Residual Principal Balance
                             Pool A                                                                 9,353,359.06
                             Pool B                                                                 2,946,845.08
                                                                                             --------------------
                                                                                                                      12,300,204.14

        Residual Interest - Pool A                                                                    378,102.55
        Residual Interest - Pool B                                                                     84,119.92
        Residual Principal - Pool A                                                                   132,368.24
        Residual Principal - Pool B                                                                   184,299.78
                                                                                             --------------------
                                                                                                                         316,668.02
        Ending Residual Principal Balance
                             Pool A                                                                 9,220,990.82
                             Pool B                                                                 2,762,545.30
                                                                                             --------------------
                                                                                                                    ----------------
                                                                                                                      11,983,536.12
                                                                                                                    ================

X.   PAYMENT TO SERVICER

         - Collection period Servicer Fee                                                                                256,259.25
         - Servicer Advances reimbursement                                                                               611,999.25
         - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                               187,453.21
                                                                                                                    ----------------
        Total amounts due to Servicer                                                                                  1,055,711.71
                                                                                                                    ================

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 11, 2002

XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
          Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
             beginning of the related Collection Period                                                              311,784,712.69

          Aggregate Discounted Contract Balance of Additional Contracts acquired during
             Collection Period                                                                                                 0.00

          Decline in Aggregate Discounted Contract Balance                                                             4,412,360.71

          Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                          ----------------
             ending of the related Collection Period                                                                 307,372,351.98
                                                                                                                    ================

          Components of Decline in Aggregate Discounted Contract Balance:
              - Principal portion of Contract Payments and Servicer Advances                        4,313,937.45

              - Principal portion of Prepayment Amounts                                                98,423.26

              - Principal portion of Contracts repurchased under Indenture Agreement
                     Section 4.02                                                                           0.00

              - Aggregate Discounted Contract Balance of Contracts that have become
                     Defaulted Contracts during the Collection Period                                       0.00

              - Aggregate Discounted Contract Balance of Substitute Contracts added during
                     Collection Period                                                                      0.00

              - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                     during Collection Period                                                               0.00

                                                                                             --------------------
                                   Total Decline in Aggregate Discounted Contract Balance           4,412,360.71
                                                                                             ====================

POOL B
          Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
             beginning of the related Collection Period                                                               98,230,084.02

          Aggregate Discounted Contract Balance of Additional Contracts acquired during
             Collection Period                                                                                                 0.00

          Decline in Aggregate Discounted Contract Balance                                                             6,143,445.75

          Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                          ----------------
             ending of the related Collection Period                                                                  92,086,638.27
                                                                                                                    ================

          Components of Decline in Aggregate Discounted Contract Balance:
              - Principal portion of Contract Payments and Servicer Advances                        2,238,084.78

              - Principal portion of Prepayment Amounts                                             3,905,360.97

              - Principal portion of Contracts repurchased under Indenture Agreement
                     Section 4.02                                                                           0.00

              - Aggregate Discounted Contract Balance of Contracts that have become
                     Defaulted Contracts during the Collection Period                                       0.00

              - Aggregate Discounted Contract Balance of Substitute Contracts added during
                     Collection Period                                                                      0.00

              - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                     during Collection Period                                                               0.00

                                                                                             --------------------
                                   Total Decline in Aggregate Discounted Contract Balance           6,143,445.75
                                                                                             ====================

                                                                                                                    ----------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                    399,458,990.25
                                                                                                                    ================

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 11, 2002

XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

          POOL A                                                                                                    Predecessor
                                                                           Discounted            Predecessor        Discounted
          Lease #        Lessee Name                                       Present Value         Lease #            Present Value
          ---------------------------------------------------------        -----------------     -------------      ----------------
                         NONE

                                                                           -----------------                        ----------------
                                                            Totals:                   $0.00                                   $0.00

          a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                            $0.00
          b) ADCB OF POOL A AT CLOSING DATE                                                                         $323,844,130.83
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                     0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                         $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                          $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02                                                  $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION
  PERIOD                                                                                         YES                NO     X
                                                                                                 ----------         --------

          POOL B                                                                                                    Predecessor
                                                                           Discounted            Predecessor        Discounted
          Lease #        Lessee Name                                       Present Value         Lease #            Present Value
          ---------------------------------------------------------        -----------------     -------------      ----------------
                         NONE

                                                                           -----------------                        ----------------
                                                            Totals:                   $0.00                                   $0.00

          a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                            $0.00
          b) ADCB OF POOL B AT CLOSING DATE                                                                         $105,739,115.35
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS
             RATING AGENCY APPROVES)                                                                                          0.00%

        * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED
          (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A
          BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                         $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                          $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02                                                  $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                           YES                NO     X
                                                                                                 ----------         --------

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 11, 2002

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

          POOL A - NON-PERFORMING                                                                                   Predecessor
                                                                           Discounted            Predecessor        Discounted
          Lease #    Lessee Name                                           Present Value         Lease #            Present Value
          ---------------------------------------------------------        -----------------     -------------      ----------------
                     NONE                                                                                                     $0.00

                                                                           -----------------                        ----------------
                                                            Totals:                  $0.00                                    $0.00

          a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING
             CONTRACTS                                                                                                         0.00
          b) ADCB OF POOL A AT CLOSING DATE                                                                         $323,844,130.83
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                     0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                         $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                          $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02                                                  $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                           YES                NO     X
                                                                                                 ----------         --------

          POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                             Predecessor
                                                                           Discounted            Predecessor        Discounted
          Lease #    Lessee Name                                           Present Value         Lease #            Present Value
          ---------------------------------------------------------        -----------------     -------------      ----------------
                     None

                                                                           -----------------                        ----------------
                                                            Totals:                   $0.00                                   $0.00

          a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS
             SUBSTITUTED                                                                                                      $0.00
          b) ADCB OF POOL B AT CLOSING DATE                                                                         $105,739,115.35
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                     0.00%

        * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED
          (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A
          BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                         $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                          $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02                                                  $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                            YES               NO     X
                                                                                                  ----------        --------

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 11, 2002

XV.    POOL PERFORMANCE MEASUREMENTS

1.  AGGREGATE DISCOUNTED CONTRACT BALANCE

          CONTRACTS DELINQUENT > 90 DAYS                                       TOTAL OUTSTANDING CONTRACTS
          This Month                                      2,652,883.90         This Month                           399,458,990.25
          1 Month Prior                                   2,391,827.48         1 Month Prior                        410,014,796.71
          2 Months Prior                                  1,549,825.98         2 Months Prior                       417,023,064.37

          Total                                           6,594,537.36         Total                              1,226,496,851.33

          a) 3 MONTH AVERAGE                              2,198,179.12         b) 3 MONTH AVERAGE                   408,832,283.78

          c) a/b                                                 0.54%

2.        Does a Delinquency Condition Exist (1c > 6% )?
                                                                                          Yes                    No         X
                                                                                              -------------------      ------------

3.        Restricting Event Check

          A. A Delinquency Condition exists for current period?                           Yes                    No         X
                                                                                              -------------------      ------------
          B. An Indenture Event of Default has occurred and is then continuing?           Yes                    No         X
                                                                                              -------------------      ------------

4.        Has a Servicer Event of Default occurred?                                       Yes                    No         X
                                                                                              -------------------      ------------

5.        Amortization Event Check

          A. Is 1c  > 8% ?                                                                Yes                    No         X
                                                                                              -------------------      ------------
          B. Bankruptcy, insolvency, reorganization; default/violation of any
               covenant or obligation not remedied within 90 days?                        Yes                    No         X
                                                                                              -------------------      ------------
          C. As of any Determination date, the sum of all defaulted contracts
               since the Closing date exceeds 6% of the ADCB on the Closing Date?         Yes                    No         X
                                                                                              -------------------      ------------

6.        Aggregate Discounted Contract Balance at Closing Date                       Balance $     429,583,246.18
                                                                                              --------------------

          DELINQUENT LEASE SUMMARY

                    Days Past Due                     Current Pool Balance                             # Leases
                    -------------                     --------------------                             --------
                          31 - 60                             9,196,355.14                                   28
                          61 - 90                             2,287,790.23                                   15
                         91 - 180                             2,652,883.90                                   18

          Approved By:
          Matthew E. Goldenberg
          Vice President
          Structured Finance and Securitization